Exhibit 10.8

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made as of January 15, 2021, by and among Subversive Capital Acquisition Corp., a special purpose acquisition corporation incorporated and existing under the laws of British Columbia (together with its successors, the “Corporation”), and each of the Persons set forth on the signature pages hereto and identified as a “Holder” hereto, each of which, together with each other person who holds Registrable Securities who may from time to time become bound hereby in accordance with the terms hereof, is referred to in this Agreement as a “Holder”.

RECITALS

WHEREAS the Corporation is party to an agreement, dated as of November 24, 2020, among the Corporation, CMG Partners, Inc., a Delaware corporation (“Caliva”), and the other parties thereto (the “Caliva Merger Agreement”), pursuant to which a wholly-owned subsidiary of the Corporation will be merged into Caliva and all outstanding shares of capital stock of Caliva will be converted into common shares of the Corporation (the “Caliva Transaction”);

WHEREAS, the Corporation is party to an agreement, dated as of November 24, 2020, among the Corporation, Left Coast Ventures, Inc., a Delaware corporation (“LCV”), and the other parties thereto (the “LCV Merger Agreement”), pursuant to which a wholly-owned subsidiary of the Corporation will be merged into LCV and all outstanding shares of capital stock of LCV will be converted into common shares of the Corporation (the “LCV Transaction”);

WHEREAS, the Corporation completed its initial public offering on July 16, 2019, its Class A Restricted Voting Shares are listed on the NEO Exchange, Inc. (the “Exchange”), and the Caliva Transaction and the LCV Transaction are collectively intended to constitute the “qualifying transaction” of the Corporation as such term is defined in the Exchange’s Listing Manual pertaining to special purpose acquisition corporations (the “Qualifying Transaction”); and

WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the Caliva Transaction and the LCV Transaction, and the parties hereto mutually desire to enter into this Agreement in order to provide, inter alia, each Holder with the registration rights specified in this Agreement with respect to the Registrable Securities (as defined herein) held by each Holder and the distribution of such Registrable Securities under applicable securities laws subsequent to the Qualifying Transaction in such manner as each Holder may designate on the terms and conditions of this Agreement.

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.    Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person which, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise); provided that, for purposes of this Agreement, the Corporation and its subsidiaries shall not be considered Affiliates of any Holder and its other Affiliates and any Holder and its Affiliates shall not be considered Affiliates of the Corporation and its subsidiaries. In this Agreement, any Person will be deemed to be Affiliated with any other Person if they are Affiliates of each other.

“Affiliated Transferee” means (a) with respect to the CMG Group, any Affiliate of any member of the CMG Group or any successor entity to any member of the CMG Group or its Affiliates, (b) with respect to the LCV Group, any Affiliate of any member of the LCV Group or any successor entity to any member of the LCV Group or its Affiliates, (c) with respect to the Sponsor Group, any Affiliate of Sponsor or any successor entity to any member of the Sponsor Group or its Affiliates and (d) with respect to any other Holder, the spouse or legal equivalent, the parents and/or the lineal descendants thereof (the “Holder Related Persons”) or any trust, partnership, corporation, limited liability company or other estate or planning or investment vehicle in which no other Person has any legal, economic, beneficial or other interest other than such Holder and/or the Holder Related Persons, as applicable, and with respect to which, in the case of clause (e), a transfer to such Person does not result in any change in the effective control of such Holder’s Registrable Securities.

“Agreement” has the meaning ascribed thereto in the preamble.

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which commercial banks are closed for business in Toronto, Ontario, Canada or New York, New York, United States.

“Canadian Long-Form Prospectus” means a prospectus prepared in accordance with the requirements of Canadian securities laws for an initial public offering of securities in Canada, or for any other offering of securities that is not eligible to use a Canadian Short-Form Prospectus, pursuant to National Instrument 41-101 General Prospectus Requirements of the Canadian Securities Administrators, or any successor to that instrument.

“Canadian Prospectus” means a Canadian Long-Form Prospectus or a Canadian Short- Form Prospectus.

“Canadian Shelf Prospectus” means a Canadian Short-Form Prospectus used to qualify a distribution of securities in Canada on a delayed or continuous basis, pursuant to National Instrument 44-102 Shelf Distributions of the Canadian Securities Administrators, or any successor to that instrument.

“Canadian Short-Form Prospectus” means a prospectus prepared in accordance with the requirements of Canadian securities laws pursuant to rules and procedures that permit the incorporation by reference of previously filed Canadian continuous disclosure documents, pursuant to National Instrument 44-101 Short Form Prospectus Distributions of the Canadian Securities Administrators, or any successor to that instrument.

“Claim” means each of the following legal, equitable or other theories or sources of liability: claims, obligations, liabilities, causes of action, actions or proceedings (in each case, whether in contract or in tort, at law or in equity, or pursuant to statute or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, performance, or breach (whether willful, intentional, unintentional or otherwise) of this Agreement, including any representation or warranty made or alleged to be made in, in connection with, or an as inducement to, this Agreement.

“CMG Group” means, collectively, each of the Holders identified on the signature pages hereto as a “CMG Holder,” together with their respective Affiliated Transferees, in each case hereunder acting by affirmative consent of at least a majority of the Registrable Securities held by such Holders.

“Common Shares” means common shares in the capital of the Corporation, and having the terms and conditions set forth in the notice of articles and articles of the Corporation, as they may be amended or changed from time to time.

“Corporation” has the meaning ascribed thereto in the preamble.

“Damages” means any loss, damage, claim, liability (joint or several) (or any action or proceeding in respect thereof, whether commenced or threatened), costs (including costs of preparation and attorneys’ fees) and expenses (including expenses of investigation) to which a party hereto may become subject under the Securities Act, the Exchange Act or any other U.S. federal or state securities law, the securities laws of any province or territory of Canada, and any other applicable laws, insofar as such loss, damage, claim, liability (or any such action or proceeding in respect thereof), cost or expense arises out of or is based upon: (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement of the Corporation, including any preliminary Prospectus, form of Prospectus or final Prospectus contained therein or any amendments or supplements thereto; (b) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or not misleading in light of the circumstances in which they were made; (c) any violation or alleged violation by the indemnifying party (or any of its agents, representatives or Affiliates) of the Securities Act, the Exchange Act or any other U.S. federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other U.S. federal or state securities law, the securities laws of any province or territory of Canada, or any other applicable laws; or (d) any “misrepresentation” (as defined under applicable Canadian securities laws) contained in a Canadian Prospectus.

“Demand Notice” means a written notice to the Corporation from a Holder (with the right to make such notice in accordance with Section 2.1(d) or 2.2(e)) to register Registered Securities pursuant to Section 2.1(a) or 2.2(b).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any successor act, and the rules and regulations thereunder.

“Excluded Registration” means (a) a registration relating to the sale of securities to employees of the Corporation or a subsidiary pursuant to a stock option, share purchase, or similar plan; (b) a registration on Form S-4 or Form S-8, or any similar or successor registration form under the Securities Act subsequently adopted by the SEC, or a Canadian Prospectus the purpose of which is solely to qualify a distribution of securities in connection with an acquisition or business combination transaction (whether by plan of arrangement, take-over bid, amalgamation, share or asset purchase or otherwise), or for distribution to employees, directors, officers or consultants of the Corporation or its affiliates; or (c) a registration in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities that are also being registered.

“Form F-10” means Form F-10 under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC used to register securities pursuant to the Canada / U.S. Multijurisdictional Disclosure System.

“Form S-1” means Form S-1 under the Securities Act as in effect on the date hereof (or, if applicable, Form F-1 or other similar form) or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form S-1 Registration Statement” means a registration statement on Form S-1 (or, if applicable, a registration statement on Form F-1).

“Form S-3” means Form S-3 under the Securities Act as in effect on the date hereof (or, if applicable, Form F-3 or other similar form, or Form F-10) or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Corporation with the SEC.

“Form S-3 Registration Statement” means a registration statement on Form S-3 (or, if applicable, a registration statement on Form F-3).

“Governmental Authority” means any governmental, regulatory or administrative authority or body, department, agency, commission, board, panel, tribunal or court or other lawmaking or enforcing entity having jurisdiction on behalf of any nation, or province, territory or state or other subdivision thereof or any municipality, district or other subdivision thereof.

“Holder” has the meaning ascribed thereto in the preamble.

“Initiating Holder” means a Holder or Holders who make a Demand Notice pursuant to Section 2 or 2.2(b) or who delivers a Take-Down Notice for an underwritten Shelf Offering pursuant to Section 2.2(d).

“LCV Group” means, collectively, each of the Holders identified on the signature pages hereto as a “LCV Holder,” together with their respective Affiliated Transferees, in each case hereunder acting by affirmative consent of at least a majority of the Registrable Securities held by such Holders.

“Lock-up Agreement” means, in respect of each Holder, the lock-up agreement entered into by such Holder in connection with the Qualifying Transaction.

“Marketed Offering” means a registration or offering that includes a customary “road show” or other substantial marketing effort by the Corporation.

“Person” means any individual, partnership, corporation, association, limited liability company, trust, joint venture, unincorporated organization or other legal entity, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Notice” has the meaning ascribed thereto in Section 2.4.

“Proportionate Voting Shares” means the proportionate voting shares in the capital of the Corporation, and having the terms and conditions set forth in the notice of articles and articles of the Corporation, as they may be amended or changed from time to time.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Qualifying Capital Date” means the date on which the Total Capital (as such term is defined under Section 2.04(b) of the Caliva Merger Agreement) of the Corporation meets or exceeds $225,000,000.

“Qualifying Transaction” has the meaning ascribed thereto in the recitals

“registration” means a registration of securities under the Securities Act, or a qualification of securities for distribution to the public pursuant to a Canadian Prospectus, or both, as the context may require.

“Registrable Securities” means any Common Shares currently held or hereafter acquired by the Holders, including any Common Shares issuable or issued upon conversion of Proportionate Voting Shares held by any Holder, and any other securities issued or issuable with respect to any such shares by way of share split, share dividend, recapitalization, merger, amalgamation, exchange, consolidation, reorganization, plan of arrangement or similar event or otherwise, but excluding any such Common Shares or any such other securities which are subject to vesting conditions, restrictions or limitations with respect to the exchange, conversion or exercise thereof or the entitlement to the economic benefits thereof are otherwise restricted by the terms thereof. As to any particular Registrable Securities, (a) if issued in the United States, or in a transaction pursuant to which they are otherwise “restricted securities” within the meaning of Rule 144 under the Securities Act, such securities shall cease to be Registrable Securities when (i) they are sold to the public either pursuant to an effective Registration Statement under the Securities Act or Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act), (ii)

they are distributed to the public pursuant to Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act), or (iii) they shall have ceased to be outstanding; and (b) if issued in Canada, or in a transaction pursuant to which they are otherwise subject to any applicable Canadian resale restrictions, such securities shall cease to be Registrable Securities when (i) they are sold to the public pursuant to a Canadian Prospectus; (ii) they are sold pursuant to the prospectus exemption afforded by Section 2.8 of National Instrument 45-102 Resale of Securities of the Canadian Securities Administrators (“NI 45-102”); (iii) they are sold pursuant to the prospectus exemption afforded by Section 2.5 or Section 2.6 of NI 45-102; or (iv) they shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Corporation under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post- effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto. “SEC” means the U.S. Securities and Exchange Commission.

“Securities” has the meaning ascribed thereto in Section 2.10.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts or selling commissions payable by the Holders attributable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Corporation as provided in Section 2.7.

“Selling Holder Counsel” has the meaning ascribed thereto in Section 2.7.

“Selling Holder Representations” has the meaning ascribed thereto in Section 2.3(a).

“Shareholder Group” means, as applicable, the CMG Group, LCV Group, and the Sponsor Group.

“Shelf Offering” has the meaning ascribed thereto in Section 2.2(b).

“Shelf Registration Statement” has the meaning ascribed thereto in Section 2.2.

“Sponsor Group” means Subversive Capital Sponsor, LLC (“Sponsor”) and its Affiliated Transferees, in each case hereunder acting by affirmative consent of at least a majority of the Registrable Securities held by such Holders.

“Take-Down Notice” has the meaning ascribed thereto in Section 2.2(b).

2.    Registration Rights. The Corporation covenants and agrees as follows:

2.1    Non-Shelf Demand Registration.

(a)    If at any time after the earlier of (i) 365 days after the closing date of the Qualifying Transaction and (ii) a Qualifying Capital Date (in each case, subject to the applicable provisions in the respective Lock-Up Agreement), the Corporation receives a Demand Notice from the Initiating Holders with the right to deliver a Demand Notice in accordance with Section 2.1(d) that (i) the Corporation file (or confidentially submit in anticipation of filing) (A) a Form S-1 Registration Statement, if the Corporation has previously registered an offering of securities under the Securities Act, (B) a Canadian Long-Form Prospectus in any or all of the provinces and territories of Canada, if the Corporation is then a reporting issuer in any jurisdiction of Canada, or (C) both a Form S-1 Registration Statement and a Canadian Long-Form Prospectus in any or all of the provinces and territories of Canada, if the Corporation has both previously registered an offering of securities under the Securities Act and is then a reporting issuer in any jurisdiction of Canada, or (ii) at any time when the Corporation is eligible to do so, that the Corporation file (A) a Form S-3 Registration Statement, (B) a Canadian Short-Form Prospectus in any or all of the provinces and territories of Canada or (C) both a Form S- 3 Registration Statement and a Canadian Short-Form Prospectus in any or all of the provinces and territories of Canada (provided that any request for the Corporation to file a “shelf” registration statement, including as an automatic shelf registration, shall be subject to Section 2.2(c)), then the Corporation shall (x) promptly (and no later than within five (5) days) after the date such request is given, give written notice thereof to all Holders other than the Initiating Holders and (y) as soon as practicable, and in any event within 90 days after the date the Demand Notice is delivered (in the case of a request for a Form S-1 Registration Statement or a Canadian Long-Form Prospectus) and within 30 days after the date the Demand Notice is delivered (in the case of a request for a Form S-3 Registration Statement or Canadian Short-Form Prospectus) file the applicable Registration Statement (and thereafter use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter, if applicable), and alternatively or additionally file the applicable Canadian Prospectus (and thereafter use its commercially reasonable efforts to obtain a final receipt for such Canadian Prospectus to be issued by the applicable Canadian securities regulatory authorities as soon as practicable thereafter) covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Corporation within 10 days after notice of such Demand Notice was given to the other Holders, and in each case, subject to the limitations of Section 2.3. The Corporation shall not be obligated to file an S-1 Registration Statement if the Corporation is eligible to use Form S-3 and the Corporation elects to file a Form S-3 Registration Statement for such Registrable Securities instead. The Corporation shall not be obligated to file a Canadian Long-Form Prospectus if the Corporation is eligible to file a Canadian Short-Form Prospectus and the Corporation elects to file a Canadian Short-Form Prospectus for such Registrable Securities instead. If the Initiating Holders intend to distribute the Registrable Securities covered by their

Demand Notice by means of an underwritten offering, such Initiating Holders shall so advise the Corporation in the Demand Notice. If an underwritten offering, the underwriter(s) will be selected by the Initiating Holder and shall be subject to the approval of the Corporation, such approval not to be unreasonably withheld, conditioned or delayed.

(b)    Notwithstanding the obligations in Sections 2.1(a) or 2.2(b), if, within five Business Days following receipt of a Demand Notice or a Take-Down Notice, the Corporation furnishes to the Initiating Holders thereof a notice stating that, in the good faith judgment of the Corporation’s board of directors after consultation with counsel to the Corporation, it would materially adversely affect the Corporation for such Registration Statement to be filed, to become effective or to remain effective for so long as such Registration Statement otherwise would be required to remain effective, or for such Canadian Prospectus to be used for a distribution of securities, or for such distribution to continue for so long as it otherwise would continue, because such action would (i) materially interfere with a bona fide significant acquisition or other similar significant transaction involving the Corporation or (ii) require premature disclosure of material non-public information (which term, when used in this Agreement, shall include information that is or may become material facts or material changes within the meaning of Canadian securities laws and “privileged information” within the meaning of the Securities Act (Quebec)) that the Corporation has a bona fide business purpose for preserving as confidential (and such information would not otherwise be required to be publicly disclosed by the Corporation at that time in a periodic report to be filed with or furnished to the SEC under the Exchange Act, or publicly disclosed under the continuous disclosure requirements of Canadian securities laws, but for the filing of such Registration Statement or Canadian Prospectus), then the Corporation shall have the right to defer such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than 90 days after the request of the Initiating Holders is given; provided, however, that the Corporation (A) may not invoke this right, together with the right to postpone any registration or Shelf Offering pursuant to Section 2.1(c), more than twice in any 12 month period, (B) shall not register or qualify any securities for its own account or that of any other shareholder during such 90 day period other than an Excluded Registration (so long as any such Excluded Registration does not result in any of the consequences set forth in clauses (i) or (ii) of this Section 2.1(b)) and (C) will otherwise continue with the preparation of the requested registration as provided herein (unless otherwise requested by the Initiating Holder). Any deferral pursuant to this Section 2.1(b) shall expire, and the requested Registration Statement or Canadian Prospectus shall forthwith be filed, if the material non-public information pursuant to the foregoing clause (ii) is disclosed or if the acquisition or transaction pursuant to the foregoing clause (i) is terminated. Any Initiating Holder whose Demand Notice pursuant to Section 2.1(a) or 2.2(c) is deferred pursuant to this Section 2.1(b) or 2.1(c) shall have the right to withdraw such Demand Notice within 30 days after receiving notice of a deferral and, if withdrawn, the Initiating Holders shall not be responsible for any expenses with respect to any registration contemplated by such withdrawn Demand Notice.

(c)    Subject to clause (A) of the proviso set forth in Section 2.1(b), the

Corporation shall not be obligated to file any Registration Statement or Canadian Prospectus pursuant to Section 2.1(a) or any Prospectus for a Shelf Offering, or Canadian Shelf Prospectus, pursuant to Section 2.2(b) during the period that is 30 days before the Corporation’s good faith estimate of the date of filing of, and ending on a date that is 90 days after the effective date of, a Corporation initiated registration or Canadian Prospectus filing for an underwritten offering of Common Shares or Securities (other than an Excluded Registration); provided that (i) at the time of the delivery of the applicable Demand Notice or Take-Down Notice, the Corporation is actively engaged in preparations specifically for such offering, (ii) the Holders may include Registrable Securities in such offering pursuant to Section 2.4, (iii) the Corporation is actively employing in good faith commercially reasonable efforts to cause such Corporation initiated registration to become effective and (iv) the Corporation will otherwise continue with reasonable preparations related to the requested registration as provided herein (unless otherwise requested by the Initiating Holder). Any deferral pursuant to this Section 2.1(c) shall expire, and the requested Registration Statement or Canadian Prospectus shall forthwith be filed, if the proposed registration or Canadian Prospectus filing by the Corporation under this Section 2.1(c) is abandoned or the filing of the registration statement with respect to such proposed registration, or the filing of the Canadian Prospectus, for the Corporation’s account is delayed by more than 30 days from the time of receipt of the Demand Notice. To effect the deferral pursuant to this Section 2.1(c), the Corporation must, within five Business Days following receipt of a Demand Notice or Take-Down Notice, furnish to the Initiating Holders thereof a notice stating that the Corporation is undertaking at such time an offering as described in the first sentence of this Section 2.1(c).

(d)    Limitations on Non-Shelf Demand Notices. In addition to any rights pursuant to Sections 2.2(f) and 2.4, (x) the CMG Group shall have the right to make two (2) Demand Notices in total pursuant to this Section 2.1, (y) the Sponsor Group shall have the right to make one (1) Demand Notice in total pursuant to this Section 2.1 and (z) the LCV Group shall have the right to make one (1) Demand Notice in total pursuant to this Section 2.1; provided that, in each case, a Demand Notice may only be made by such Shareholder Group if the Registrable Securities requested to be registered by such Shareholder Group in such Demand Notice either comprise at least 20% of the Registrable Securities or are reasonably expected to result in aggregate gross cash proceeds in excess of US$75,000,000 or the foreign currency equivalent thereof (without regard to any underwriting discount or commission). No other Holder shall have the right to deliver a Demand Notice pursuant to Section 2.1(a). A Demand Notice shall not be counted as “made” for purposes of this Section 2.1(d): (i) until such time as the applicable Registration Statement has been declared effective by the SEC and remains effective for the period of time required herein or a receipt has been issued by the Canadian securities regulatory authorities for the applicable Canadian Prospectus, and such Canadian Prospectus remains available for use for the period of time required herein, (ii) if the Initiating Holder withdraws its Demand Notice and, except for withdrawn Demand Notices as specified in Section 2.1(b), elects to pay the registration expenses therefor, (iii) the transactions contemplated by the applicable underwriting agreement fail to close (other than due to any act or omission of the Initiating Holder) or (iv) in the case of an underwritten offering, if less than 75% of the Registrable Securities initially requested by the Initiating Holder to be included are not so included pursuant to Section 2.3.

2.2    Shelf Registrations and Take Downs.

(a)    The Corporation shall use its commercially reasonable efforts to qualify to be able to register securities on Form S-3 (provided that the foregoing shall not require the Corporation to become an SEC registrant if it has not already done so) and to become eligible to file a Canadian Short-Form Prospectus. At any time after the earlier of (i) 365 days after the closing date of the Qualifying Transaction and (ii) a Qualifying Capital Date (in each case, subject to the applicable provisions in the respective Lock-Up Agreement), at any time following the time when the Corporation is eligible to use a Form S-3 or a Canadian Short-Form Prospectus, an Initiating Holder may use its right to make a Demand Notice under Section 2.1(a) to request that the Corporation file a Registration Statement that is a “shelf” Registration Statement, including as an automatic shelf registration, or to file a Canadian Shelf Prospectus, if eligible to use a Canadian Short- Form Prospectus, providing for the offer and sale of Registrable Securities by the Holders on a delayed or continuous basis as permitted by the Securities Act (in which case the intended method of distribution may be general in nature or contemplate multiple methods of distribution) or the procedures relating to the use of a Canadian Shelf Prospectus under applicable Canadian securities laws (a “Shelf Registration Statement”) or a post-effective amendment to a Shelf Registration Statement to register additional Registrable Securities, or an amendment to a Canadian Shelf Prospectus to qualify additional Registrable Securities, and, in such case, the Corporation shall (x) promptly (and no later than within five Business Days) after the date such request is given, give written notice thereof to all Holders and (y) as soon as practicable, and in any event within 30 days after the date the Initiating Holder makes such request, file the Shelf Registration Statement (or post- effective amendment thereto) or the Canadian Shelf Prospectus (or amendment thereto) covering all Registrable Securities (including an unspecified amount of Registrable Securities) that the requesting Holder(s) requested to be registered and any additional Registrable Securities requested to be included in such registration (or post-effective amendment) by any other Holders, as specified by notice given by each such Holder to the Corporation within 15 days after notice of such request from the Initiating Holder was provided to the other Holders. From and after the initial effectiveness of the Shelf Registration Statement, the Corporation shall, automatically and without any additional request by any Holder to do so, file a new Shelf Registration Statement covering the Registrable Securities from time to time as needed to maintain the effectiveness of any Shelf Registration Statement and keep it available for resales of Registrable Securities pursuant to this Agreement.

(b)    At any time after the earlier of (i) 365 days after the closing date of the Qualifying Transaction and (ii) a Qualifying Capital Date (in each case, subject to the applicable provisions in the respective Lock-Up Agreement), at any time that such a Shelf Registration Statement covering Registrable Securities is effective, if a Holder delivers a notice to the Corporation (a “Take-Down Notice”) stating that they intend to sell all or part of their Registrable Securities included on the Shelf Registration Statement or a Canadian Shelf Prospectus (a “Shelf Offering”), then the Corporation shall amend or supplement the Shelf Registration Statement or Canadian Shelf Prospectus as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account, if applicable, the inclusion of Registrable Securities by any other Holders pursuant to Section 2.2(f)); provided that any such Shelf Offering shall not be (i) a Marketed Offering except in accordance with Section 2.2(c) or (ii) an underwritten Shelf Offering (other than an Marketed Offering) except in accordance with Section 2.2(d).

(c)    Only an Initiating Holder with the right to deliver a Demand Notice in accordance with Section 2.2(e) may deliver a Take-Down Notice for a Marketed Offering (whether underwritten or not) and such Take-Down Notice shall count as a Demand Notice purposes of Section 2.2(e). The underwriter(s) for such Marketed Offering will be selected by the Initiating Holder and reasonably acceptable to the Corporation, such approval not to be unreasonably withheld, conditioned or delayed.

(d)    A Holder may only deliver a Take-Down Notice for an underwritten Shelf Offering (including a block trade or bought deal transaction with one or more underwriters or other third parties but excluding any Marketed Offering) if the Registrable Securities of such Holder (and its related Shareholder Group) in such Take-Down Notice either comprise at least 20% of the Registrable Securities or are reasonably expected to result in aggregate gross cash proceeds in excess of US$75,000,000 or the foreign currency equivalent thereof (without regard to any underwriting discount or commission). For any such underwritten Shelf Offering, the underwriter(s) will be selected by the Holders of a majority of the Registrable Securities to be included in such offering and reasonably acceptable to the Corporation.

(e)    Limitations on Shelf Demand Notices. In addition to any rights pursuant to Sections 2.2(f) and 2.4, (x) the CMG Group shall have the right to make two (2) Demand Notices in total pursuant to this Section 2.2, (y) the Sponsor Group shall have the right to make one (1) Demand Notice in total pursuant to this Section 2.2 and (z) the LCV Group shall have the right to make one (1) Demand Notice in total pursuant to this Section 2.2; provided that, in each case, such Demand Notice may only be made by such Shareholder Group if the Registrable Securities included in such Demand Notice either comprise at least 20% of the Registrable Securities or are reasonably expected to result in aggregate gross cash proceeds in excess of US$75,000,000 or the foreign currency equivalent thereof (without regard to any underwriting discount or commission). No other Holder shall have the right to deliver a Demand Notice pursuant to Section 2.2(a) or a Take-Down Notice pursuant to Section 2.2(b). A Demand Notice shall not be counted as “made” for purposes of this Section 2.2(e): (i) if the Shelf Registration Statement (or Prospectus) is not effective for the period of time required for the sale of Registrable Securities covered therein or the Canadian Shelf Prospectus does not remain available for use for the period of time required for the sale of Registrable Securities covered therein, (ii) if the Initiating Holder withdraws its Demand Notice and, except for withdrawn Demand Notices as specified in Section 2.1(b), elects to pay the registration expenses therefor, (iii) the transactions contemplated by the applicable underwriting agreement fail to close (other than as a result of any act or omission of the Initiating Holder) or (iv) in the case of an underwritten Shelf Offering, if less than 75% of the Registrable Securities initially requested by the Initiating Holder to be included are not so included pursuant to Section 2.3.

(f)    Piggyback Rights. If any Holder delivers a Take-Down Notice for a Shelf Offering that is underwritten or a Marketed Offering, the Corporation (or the Initiating Holder, at its election) shall also promptly deliver the Take-Down Notice to all other Holders of Registrable Securities included on such Shelf Registration Statement and permit each such other Holder to include its Registrable Securities already included on the Shelf Registration Statement in such Shelf Offering by notifying the Initiating Holder and the Corporation within 48 hours after delivery of the Take-Down Notice to such other Holder (or such shorter period as may be required (as reasonably determined by the Initiating Holders) in connection with an overnight “block trade” or similar transaction); provided that, if the managing underwriter(s) of such Shelf Offering advise the Corporation and the Initiating Holders in writing that the aggregate amount of such securities requested to be included in any offering pursuant to such Take-Down Notice exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering, then the managing underwriter(s) may limit the number of Registrable Securities which would otherwise be included in such Shelf Offering in the manner as described in Section 2.3.

2.3    Underwritten Offerings.

(a)    Notwithstanding anything to the contrary set forth in Section 2.1 or 2.2, in the event there is an underwritten offering pursuant to Section 2.1 or 2.2, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder agreeing to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the applicable underwriters and completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder’s ownership of its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances created by such Holder, (ii) such Holder’s power and authority to effect such transfer, (iii) such matters pertaining to such Holder’s compliance with securities laws with respect to the Registrable Securities as may be reasonably requested, (iv) the accuracy of information provided by such Holder, (v) lack of consents or approvals required for Holder to perform its obligations, (vi) lack of association or affiliation with any member firm of FINRA and (vii) any other customary selling shareholder representations and warranties (the “Selling Holder Representations”); provided further that any obligation of such Holder to indemnify any Person pursuant to any such underwriting agreement shall be several, not joint and several, among such Holders selling Registrable Securities, and such liability shall be limited to the net amount received by such Holder from the sale of its Registrable Securities pursuant to such registration (which amounts shall include the amount of cash or the fair market value of any assets, including Common Shares, received in exchange for the sale or exchange of such Registrable Securities or that are the subject of a distribution), and the relative liability of each such Holder shall be in proportion to such net amounts; provided further still that this Section 2.3(a) shall not require any Holder of Registrable Securities to agree to any lock up agreement, market standoff agreement or holdback agreement other than those permitted by Section 2.10. Subject to the foregoing, all Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Corporation, as provided in Section 2.5(g)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.

(b)    If the managing underwriter(s) advise(s) the Corporation and the Initiating Holders in writing that the aggregate amount of such securities requested to be included in any offering pursuant to this Section 2.3 exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering, then the Corporation shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holder, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each selling Holder (and its related Shareholder Group) or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities held by Persons (other than securities to be sold by the Corporation) that are not Holders are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Corporation or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, unless otherwise approved by the Initiating Holder, in no event shall the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Corporation) are first entirely excluded from the offering.

(c)    In any underwritten offering pursuant to Sections 2.1 or 2.2, the price, underwriting discounts and other financial terms for the Registrable Securities shall be determined by the Person with the right to select the underwriters for such offering (and subject to the approval of any other Person hereunder with approval rights over such selection).

2.4    Corporation Registration and Piggyback Rights.

(a)    If at any time after the earlier of (i) 365 days after the closing date of the Qualifying Transaction and (ii) a Qualifying Capital Date (in each case, subject to the applicable provisions in the respective Lock-Up Agreement), the Corporation proposes to register (including, for this purpose, a registration effected by the Corporation for shareholders other than the Holders) any of its Common Shares or other shares of the Corporation under the Securities Act in connection with the public offering of such securities (other than in an Excluded Registration), or to qualify any securities for distribution to the public pursuant to a Canadian Prospectus (other than in an Excluded Registration), the Corporation shall, at such time, at least five (5) days prior to the date a registration statement is filed with the SEC, or a Canadian Prospectus is filed with Canadian securities regulatory authorities, give each Holder notice of such registration or prospectus filing (a “Piggyback Notice”), which notice shall specify, to the extent known by the Corporation at such time and permissible under applicable laws: (i) the number of Common Shares and any other securities to be registered or qualified; (ii) the date that the Corporation intends to file for registration or qualification of such Common Shares or any other securities; (iii) the name of the managing underwriter(s); (iv) the means of distribution of the securities; and (v) a good faith estimate of the maximum offer price. Upon the request of any Holder given within 10 days after such Piggyback Notice is given by the Corporation, the Corporation shall, subject to the provisions of Section 2.3, cause to be registered or qualified all of the Registrable Securities that each such Holder has requested to be included in such registration or qualification. The Corporation shall have the right to terminate or withdraw any registration or qualification initiated by it under this Section 2.4 before the effective date of such registration or qualification, whether or not any Holder has elected to include Registrable Securities in such registration or qualification. Each Holder shall have the right to withdraw its request for inclusion at any time before the effective date of such registration or qualification. The expenses of such withdrawn registration or qualification shall be borne by the Corporation in accordance with Section 2.7.

(b)    If the Corporation receives a bought deal letter relating to a distribution, the Corporation shall give each Holder such notice as is practicable under the circumstances given the speed and urgency with which bought deals are currently carried out in common market practice of its rights to participate thereunder and the Holder shall have 24 hours from the time the Corporation notifies them (to provide the Piggy-Back Notice referred to in Section 2.4(a)).

(c)    The underwriter(s) in any offering pursuant to Section 2.4(a) will be selected by the Corporation. The right of any Holder to include such Holder’s Registrable Securities in such registration or qualification shall be conditioned upon such Holder agreeing to sell its Registrable Securities on the basis provided in the underwriting arrangements approved by the Corporation and completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no such Holder shall be required to make any representations or warranties in connection with any such registration or qualification other than the Selling Holder Representations; provided further that any obligation of such Holder to indemnify any Person pursuant to any such underwriting agreement shall be several, not joint and several, among such Holders selling Registrable Securities, and such liability shall be limited to the net amount received by such Holder from the sale of its Registrable Securities pursuant to such registration or qualification (which amounts shall include the amount of cash or the fair market value of any assets, including Common Shares, received in exchange for the sale or exchange of such Registrable Securities or that are the subject of a distribution), and the relative liability of each such Holder shall be in proportion to such net amounts; provided further still that this Section 2.4(b) shall not require any Holder of Registrable Securities to agree to any lock up agreement, market standoff agreement or holdback agreement other than those permitted by Section 2.10. Subject to the foregoing, all Holders proposing to distribute their securities through such underwriting shall (together with the Corporation) enter into an underwriting agreement (and all other ancillary documentation required pursuant thereto by a selling shareholder) in customary form with the underwriter(s) selected for such underwriting.

(d)    Notwithstanding any other provision of this Section 2.4, if the managing underwriter(s) advise(s) the Corporation in writing that the aggregate amount of such securities requested to be included in any offering pursuant to this Section 2.4 exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering, then the Corporation shall advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holder, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each selling Holder (and its related Shareholder Group) or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities held by Persons (other than securities sold by the Corporation) that are not Holders are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Corporation or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

2.5    Obligations of the Corporation. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

(a)    in the case of a registration requiring the filing of a Form S-1 Registration Statement or a Form S-3 Registration Statement, prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable thereafter and keep such Registration Statement effective for a period of up to 180 days (with respect to a Registration Statement pursuant to Section 2.1) or, if earlier, until the distribution of all Registrable Securities contemplated in the Registration Statement has been completed; provided that before filing a Registration Statement or any amendments or supplements thereto, the Corporation shall furnish or otherwise make available to the holders of the Registrable Securities covered by such Registration Statement or Prospectus, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein;

(b)    in the case of a registration requiring the filing of a Canadian Prospectus, prepare and file with the applicable Canadian securities regulatory authorities a Canadian Prospectus with respect to such Registrable Securities and use its commercially reasonable efforts to cause a final receipt for such Canadian Prospectus to be issued by such Canadian securities regulatory authorities as soon as practicable thereafter and keep such Canadian Prospectus available for a period of up to 180 days (with respect to a Canadian Prospectus pursuant to Section 2.1) or, if earlier, until the distribution of all Registrable Securities contemplated in the Canadian Prospectus has been completed; provided that before filing a Canadian Prospectus or any amendments or supplements thereto the Corporation shall furnish or otherwise make available to the holders of the Registrable Securities covered by such Canadian Prospectus, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the Canadian securities regulatory authorities, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Canadian Prospectus and such other opportunities to conduct a due diligence investigation (it being recognized that selling security holders shall not have the benefit of any “due diligence” defense under Canadian securities laws if selling securities pursuant to a Canadian Prospectus), including reasonable access to the Corporation’s books and records, officers, accountants and other advisors;

(c)    in the case of a registration requiring the filing of a Form S-1 Registration Statement or a Form S-3 Registration Statement, prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement, and the Prospectus and prospectus supplements used in connection with such Registration Statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such Registration Statement; provided that the Corporation shall furnish to and afford Selling Holder Counsel a reasonable opportunity to review and comment on all documents (including any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case, at least three days prior to such filing);

(d)    in the case of a registration requiring the filing of a Canadian Prospectus, prepare and file with the Canadian securities regulatory authorities such amendments and supplements to such Canadian Prospectus and prospectus supplements used in connection with such Canadian Prospectus, as may be necessary to comply with the applicable requirements of Canadian securities laws in order to enable the disposition of all securities qualified by such Canadian Prospectus; provided that the Corporation shall furnish to and afford Selling Holder Counsel a reasonable opportunity to review and comment on all documents (including any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case, at least three days prior to such filing);

(e)    furnish without charge to the selling Holders such numbers of copies of a Prospectus or Canadian Prospectus, including a preliminary prospectus or a supplemental prospectus, as required by the Securities Act or the requirements of Canadian securities laws, or as reasonably requested by the Holders, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(f)    use its commercially reasonable efforts to register and qualify (or exempt from registration or qualification) the securities covered by such Registration Statement under such other securities or blue-sky laws of such jurisdictions other than

Canada as shall be reasonably requested by the selling Holders and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided that the Corporation shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions (other than the States of New York and California), unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(g)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form as determined by the Person with the right to select the underwriters for such offering (and subject to the approval of any other Person hereunder with approval rights over such selection, such approval not to be unreasonably withheld or delayed), including a customary “lock-up” or “market stand-off” agreement in favor of the underwriter(s) of such offering, with the selling Holders and underwriter(s) of such offering, and in connection therewith, (i) make such representations and warranties with respect to the business of the Corporation and its subsidiaries, and the Registration Statement, Prospectus, Canadian Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Corporation and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s)), addressed to the underwriter(s) covering the matters customarily covered in opinions requested in underwritten offerings in the United States and Canada, as applicable and such other matters as may be reasonably requested by the underwriter(s); (iii) obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Corporation (and, if necessary, any other independent certified public accountants of any subsidiary of the Corporation or of any business acquired by the Corporation for which financial statements and financial data are, or are required to be, included in the Registration Statement or Canadian Prospectus), addressed to each of the underwriter(s), such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings in the United States and Canada, as applicable; and (iv) such underwriting agreement shall contain indemnification provisions and procedures no less favorable to the selling Holders than those set forth in Section 2.8 (or such other provisions and procedures acceptable to the Initiating Holders), with respect to all parties to be indemnified pursuant to said Section (and each of the foregoing shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder);

(h)    cause all such Registrable Securities covered by such Registration Statement or qualified by such Canadian Prospectus to be listed on each securities exchange and trading system (if any) on which similar securities issued by the Corporation are then listed;

(i)    cooperate with the selling Holders and the underwriter(s) in connection with any filings required to be made with any self-regulatory organizations;

(j)    use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, any “cease trade” order by Canadian securities regulatory authorities with respect to securities of the Corporation, or of any order preventing or suspending the use of a prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(k)    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case, not later than the effective date of such registration;

(l)    promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent or advisor retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Corporation and its subsidiaries, and cause the Corporation’s and any of its subsidiaries’ officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such Registration Statement, to conduct a reasonable investigation within the meaning of the Securities Act and to otherwise conduct appropriate due diligence in connection therewith; provided that any such Person gaining access to such information regarding the Corporation pursuant to this clause shall keep such information confidential, unless (i) such Person has received advice from its counsel that it is legally compelled or required to disclose such information to comply with applicable law, rule, regulation or legal process or Governmental Authority or self- regulatory body request; (ii) such information was or becomes generally available to the public other than as a result of a breach by such Person of this Agreement or any other agreement to which it is a party, (iii) such information was or becomes available to such Person from a source other than the Corporation or its representatives (provided that such source is not known by such Person (after reasonable inquiry) to be bound by a legal, fiduciary or contractual obligation of confidentiality with respect to such information) or (iv) such information is independently developed by such Person without the use of or reference to any such information;

(m)    make generally available to its shareholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than the time prescribed under Regulation S-X (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriter(s) in such an offering, commencing on the first day of the first fiscal quarter of the Corporation after the effectiveness of a registration statement, which statements shall cover said 12 month periods;

(n)    if requested by the managing underwriter(s) or any selling Holder to be included in such registration in connection with any sale pursuant to a Registration Statement, promptly incorporate in a Prospectus supplement or amendment, or amendment or supplement to a Canadian Prospectus, such information relating to such underwriting as the managing underwriter(s) or such selling Holder reasonably requests to be included therein; and make all required filings of such Prospectus supplement or amendment, or amendments or supplement to a Canadian Prospectus as soon as practicable after being notified of the matters incorporated therein;

(o)    in connection with any sale pursuant to a registration, cooperate with the selling Holders of Registrable Securities to be included in such registration and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates or evidence of book entry entitlements (in either case, not bearing any restrictive legends) representing securities to be sold under such registration, and enable such securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or such selling Holders may request;

(p)    upon the occurrence of any event contemplated by Section 2.5(t)(iii), as promptly as practicable prepare a supplement or amendment to the Registration Statement or Canadian Prospectus, or a supplement to the related Prospectus or Canadian Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and such Canadian Prospectus will contain full, true and plain disclosure of all material facts relating to the Registrable Securities, and will not contain any “misrepresentation” within the meaning of Canadian securities laws;

(q)    enter into such agreements and take such other appropriate actions as are customary and reasonably necessary to complete the disposition of such Registrable Securities;

(r)    in connection with an underwritten offering, cause the executive officers of the Corporation to provide reasonable cooperation in any offering of Registrable Securities hereunder, including participation in “road shows,” meetings and other communications with potential investors and preparation of materials for such investors and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto to the extent determined by the underwriter(s) to be reasonably necessary;

(s)    notify in writing each selling Holder, promptly after the Corporation receives notice thereof, of the time when such Registration Statement has been declared or has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed, and of the time when a receipt has been issued for such Canadian Prospectus by the Canadian securities regulatory authorities, or an amendment or supplement to such Canadian Prospectus has been filed;

(t)    notify in writing each selling Holder promptly (i) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or the issuance of any “cease trade” order by any Canadian securities regulatory authority with respect to the Registrable Securities, (ii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, and (iii) if the Corporation becomes aware of the happening of any event that makes any statement made in such Registration Statement or related prospectus, such Canadian Prospectus or any document incorporated or deemed to be incorporated therein by reference, untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus, Canadian Prospectus or documents so that, (x) in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that (y) in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and that (z) in the case of the Canadian Prospectus, it will constitute full, true and plain disclosure of all material facts relating to the Registrable Securities, and will not contain any “misrepresentation” within the meaning of Canadian securities laws; and

(u)    after such Registration Statement becomes effective or after a receipt has been issued for such Canadian Prospectus, promptly notify each selling Holder of any request by the SEC or by any Canadian securities regulatory authority that the Corporation amend or supplement such Registration Statement or prospectus, or such Canadian Prospectus.

2.6    Furnish Information. In connection with any Registration Statement or Canadian Prospectus in which a seller of Registrable Securities is participating pursuant to this Section 2, each such seller shall furnish to the Corporation such written information and affidavits regarding such seller, the Registrable Securities and the intended distribution thereof as the Corporation reasonably requests for use in connection with any such Registration Statement or prospectus, or such Canadian Prospectus, and as shall be reasonably required in connection with any registration required in connection with this Section 2.

2.7    Expenses of Registration. All fees and expenses (other than Selling Expenses) incurred by the Corporation in connection with each registration, filing, or qualification pursuant to Section 2, including all registration, filing, and qualification fees and expenses; fees and expenses of compliance with state securities or blue sky laws; printers’ and accounting fees (including the costs of printing certificates (if and to the extent necessary) for the Registrable Securities in a form eligible for deposit with clearing agencies, printing prospectuses, and printing or preparing any underwriting agreement, agreement among underwriters and related syndicate or selling group agreements, pricing agreements and blue sky memoranda); fees and disbursements of counsel for the Corporation; fees and disbursements of all independent certified public accountants for the Corporation and its subsidiaries (including the expenses of any (i) “cold comfort” letters required by or incident to such performance or (ii) audits incident to or required by such registration); all expenses and costs of any roadshow or investor meetings (including all travel, meals and lodging for all roadshow participants) and the fees, expenses and costs of any public relations, investor relations or other consultants retained in connection with any road show or investor meetings; printing expenses; the fees and expenses incurred in connection with the quotation or listing of the Registrable Securities on any securities exchange or automated securities quotation system; the fees and expenses associated with any offering-related liability insurance if the Corporation so obtains or if the underwriters so require; all of the Corporation’s internal expenses (including all salaries and expenses of its officers and employees performing any duties in connection with such registration or offering); the reasonable fees and disbursements of one Canadian counsel for the selling Holders selected by the Initiating Holders and one U.S. counsel for the selling Holders selected by the Initiating Holders with respect to such registration, qualification or filing (together, the “Selling Holder Counsel”); and all underwriters’ fees and expenses (excluding discounts, commissions, or fees attributable to the sale of the Registrable Securities), shall be borne and paid by the Corporation; provided, however, that the Corporation shall not be required to pay for any registration proceeding begun pursuant to a Demand Notice if the Initiating Holder thereof subsequently withdraws such Demand Notice (in which case the Initiating Holder shall bear such costs), unless (i) such withdrawal is notified to the Corporation by the Initiating Holder prior to the termination of any deferral or postponement period pursuant to Sections 2.1(b) or 2.1(c), (ii) the Initiating Holder agrees to forfeit its right to make one Demand Notice, (iii) such withdrawal is a result of the transactions contemplated by the applicable underwriting agreement failing to close (other than as a result of fault of the Initiating Holder), (iv) at the time of such withdrawal there has been a material adverse change in the condition, business, or prospects of the Corporation or a material adverse change in the financial markets generally or (v) a Demand Notice is not deemed to be counted as “made” pursuant to any section of this Agreement. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.8    Indemnification. If any Registrable Securities are included in a Registration Statement or Canadian Prospectus under this Section 2:

(a)    The Corporation shall, without limitation as to time and to the fullest extent permitted by applicable law, indemnify and hold harmless each selling Holder, any Affiliate of such Holder and their respective members, managers, officers, directors, employees, agents, shareholders, equity holders or partners; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act or as defined under Canadian securities laws, if applicable) for each such Holder; and each

Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act; and the members, managers, officers, directors, employees, agents, shareholders, equity holders or partners of each such controlling Person (each, an “Indemnified Person”), against any Damages (including, without limitation, Damages resulting from, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, Canadian Prospectus, or any amendment or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in the light of the circumstances under which they were made) not misleading), and the Corporation will pay to each Indemnified Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any Claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement set forth in this Section 2.8 shall not apply to amounts paid in settlement of any such Claim or proceeding if such settlement is effected without the consent of the Corporation, which consent shall not be unreasonably withheld, conditioned or delayed, nor shall the Corporation be liable for any Damages to the extent that they arise out of or are based upon statements or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Indemnified Person expressly for use in connection with such Registration Statement, Prospectus, Canadian Prospectus or amendment or supplement thereto (and not later rescinded, revoked or corrected by such Indemnified Person).

(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Corporation, and each of its directors, each of its officers who has signed the registration statement or a prospectus certificate contained in a Canadian Prospectus, its employees, its agents, each Person (if any) who controls the Corporation within the meaning of the Securities Act, legal counsel and accountants for the Corporation, any underwriter (as defined in the Securities Act or under Canadian securities laws, if applicable), any other Holder selling securities in such registration statement or Canadian Prospectus, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case, only to the extent that such Damages arise out of or are based upon statements or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such Registration Statement, Prospectus, Canadian Prospectus or amendment or supplement thereto (and not later rescinded, revoked, revised or corrected by such Holder); and each such selling Holder will pay to the Corporation and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement set forth in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed; provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses incurred in connection therewith by such Holder).

(c) Promptly after receipt by an indemnified party under this Section 2.8    of notice of the commencement of any Claim (including any Claim by a Governmental Authority) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a Claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been materially prejudiced by such delay or failure. The indemnifying party shall have the right to participate in such Claim and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to participate in the defense thereof and for each indemnification claim hereunder to retain one separate counsel in each relevant jurisdiction, with the fees and expenses to be paid by the indemnifying party, if (i) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such Claim, (ii) the indemnifying party does not elect to assume the defense thereof as provided above, or (iii) a mutually satisfactory counsel is not agreed upon as provided above.

(d)    To provide for just and equitable contribution to joint liability under the Securities Act and under the provisions relating to liability for misrepresentations under Canadian securities laws, in any Claim in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is determined by a final non-appealable ruling of a court of competent jurisdiction that such indemnification may not be enforced in such case (or is otherwise insufficient to hold such party harmless), notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act or applicable Canadian securities laws may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and, in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) (i) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated in this clause (ii), in such proportion as is appropriate not only to reflect the relative fault of the indemnifying party and the indemnified party, respectively, but also the relative benefits received by the indemnifying party and the indemnified party from the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder (net of any Selling Expenses incurred in connection therewith) pursuant to such Registration Statement or Canadian Prospectus, and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or within the meaning of applicable Canadian laws) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses incurred in connection therewith by such Holder). The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.8(d). If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 2.8 and 2.8(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8(d) subject, in the case of the Holders, to the limits set forth in Section 2.8(b).

(e)    Unless otherwise expressly superseded by an underwriting agreement entered into in connection with an underwritten public offering, the obligations of the Corporation and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under Section 2, and otherwise shall survive the termination of this Agreement.

2.9    Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration or pursuant to a registration on Form S-3, the Corporation shall:

(a)    make and keep available adequate current public information, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the registration statement filed by the Corporation under the Securities Act for an initial public offering in the United States, or the registration of the Common Shares under the Exchange Act (either event, a “US Registration”);

(b)    reasonably cooperate with the Holders in any reasonable request by such Holders that the transfer agent for the Corporation register the Registrable Securities in the name of Cede & Co., as nominee of the Depositary Trust Company, or in the name of the applicable nominee of The Canadian Depository for Securities Limited with book entry credits in the name of the Holder or its nominee or authorized broker;

(c)    use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Corporation under the Exchange Act and to file with applicable Canadian securities regulatory authorities in a timely manner all reports and other documents required of the Corporation under the continuous disclosure requirements of applicable Canadian securities laws (at any time after the Corporation has become subject to such reporting requirements);

(d)    (i) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (A) to the extent accurate, a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after a US Registration), the Exchange Act (at any time after a US Registration), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Corporation so qualifies); and (B) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC or applicable Canadian securities laws that permits the selling of any such securities without registration (at any time after the Corporation has become subject to the reporting requirements under the Exchange Act), without qualification pursuant to a Canadian Prospectus (at any time after the Corporation has become a reporting issuer in any province or territory of Canada) or pursuant to Form S-3 (at any time after the Corporation so qualifies to use such form); and (ii) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith, but in any event within five days following the receipt of a lawful and contractually permitted request therefor, unlegended share certificates in connection with sales of Registrable Securities by a Holder pursuant to Rule 144 under the Securities Act, or furnish to the Corporation’s transfer agent an opinion of counsel that such unlegended share certificates may be issued.

2.10    Lock-Up Agreement. In the case of any underwritten offering (whether pursuant to a US Registration, a Demand Notice, any Shelf Offering or any Corporation initiated registration pursuant to Section 2.4), each Holder (whether or not such Holder elected to include Registrable Securities in such Registration Statement or Canadian Prospectus) hereby agrees that, if requested (pursuant to a written notice) by the managing underwriter(s) in such offering, it will not, without the prior written consent of such managing underwriter(s), during the period commencing on the date of the final prospectus (or any prospectus supplement) and, in the case of a US Registration, the date that is 180 days after the date of the final prospectus or, in the case of any other underwritten offering, the date that is 90 days after the date of the final prospectus or prospectus supplement, or, in each case, such lesser period as agreed by such managing underwriter(s), offer to sell, sell, contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Holder or any controlled affiliate of the Holder or any person in privity with the Holder or any controlled affiliate of the Holder), directly or indirectly, including the public filing (or participation in the public filing) of a registration statement with the Securities and Exchange Commission, or a prospectus with any securities commission or securities regulatory authority in any province or territory of Canada, in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any shares in the capital of the Corporation or any securities convertible into, or exercisable or exchangeable for such shares (collectively, “Securities”), or publicly announce an intention to effect any such transaction (including, for certainty, engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Securities, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the Holder), in each case, subject to certain exceptions to the foregoing restrictions which will be set out in a “lock-up” agreement that is on substantially the same terms and conditions as the Lock-up Agreement; provided that, in the case of (a) transfers of Registrable Securities as a bona fide gift or gifts for the purpose of estate planning, (b) dispositions, transfers or distributions of Registrable Securities to Affiliated Transferees or (c) dispositions, transfers or distributions of Registrable Securities by will or intestate succession upon the death of the Holder, each donee, distributee or transferee, as applicable, complies with clause (b) of Section 3.1; and provided, further, that in the case of any registration pursuant to Section 2.4, this Section 2.10 shall be applicable to the Holders only if each other Holder and all directors and executive officers of the Corporation have also entered into substantially similar agreements (and in the case of any other registration the Corporation uses its commercially reasonable efforts to cause the directors and executive officers of the Corporation to enter into similar agreements) and a Holder shall be released from its obligations hereunder to the extent that any other Holder is released. The Initiating Holder (or, in the case of any registration under Section 2.4, the Corporation) shall be responsible for negotiating all “lock-up” agreements (to be reasonably acceptable to the Corporation, such approval not to be unreasonably withheld or delayed) with the underwriters in connection with such registration that are consistent in all material respects with this Section 2.10 or that are necessary to give further effect thereto and the Holders agree to execute the form so negotiated. The Corporation agrees to use its commercially reasonable efforts to obtain from each holder of restricted Securities or Securities subject to resale restrictions under applicable Canadian securities laws (other than the Holders and the directors and executive officers of the Corporation) its agreement not to effect any transaction prohibited by this Section 2.10 during the period set forth in this Section 2.10.

2.11    Alternative IPO Entities. In the event that the Corporation elects to effect an underwritten registered offering of equity securities of any subsidiary or parent of the Corporation (collectively, “Alternative IPO Entities”) rather than the equity securities of the Corporation, whether as a result of a reorganization of the Corporation or otherwise, the Holders and the Corporation shall cause the Alternative IPO Entity to enter into an agreement with the Holders that provides the Holders with registration rights with respect to the equity securities of the Alternative IPO Entity that are substantially the same as, and in any event no less favorable in the aggregate to, the registration rights provided to the Holders in this Agreement.

2.12    Termination of Demand Rights. The right of any Holder to make a Demand Notice shall terminate upon the first date on which the number of Common

Shares (including any Common Shares issuable upon conversion of Proportionate Voting Shares) owned by such Holder that qualifies as Registrable Securities represents less than 1% of the number of the then-outstanding Common Shares and Proportionate Voting Shares. The right of any Holder to request inclusion of Registrable Securities in any registration or Shelf Offering pursuant to Section 2 shall terminate upon the date on which such Holder ceases to beneficially own any Registrable Securities.

3.     Miscellaneous

3.1    Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) (x) by a Holder to a transferee of Registrable Securities that is an Affiliated Transferee or any other transferee of at least 5% of the total Registrable Securities held by such Holder as of the date hereof or (y) by a Holder to a lender acquiring or disposing of Registrable Securities pursuant to an exercise of remedies in connection with a pledge of such Registrable Securities; provided, however, that in each case (a) the Corporation is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred, (b) such transferee agrees in a written instrument substantially in the form attached as Exhibit B hereto delivered to the Corporation to be bound by and subject to the terms and conditions of this Agreement and (c) in the case of any transfer or distribution pursuant to clause (x), such transfer is permitted by or effected in conformity with the Corporation’s then-current organizational documents and any shareholders, equity holders, investor or similar agreements. In connection with any transfer by a Holder of Registrable Securities to an Affiliated Transferee or any other transferee of at least 5% of the total outstanding Registrable Securities held by such Holder as of the date hereof where such transfer is for less than the entire amount of its Registrable Securities, other than any transfer as contemplated in clause (y) of the immediately preceding sentence, such Holder of Registrable Securities may elect to continue to control the rights hereunder but shall be entitled to include such transferee in any elections it makes under Section 2. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. In the event the Corporation merges into, consolidates with, sells substantially all of its assets to or otherwise becomes an Affiliate of a Person pursuant to a transaction or series of related transactions in which the Holders receive equity securities of such Person (or of any Affiliate of such Person) in exchange for Common Shares held by such Holders, all of the rights of the Holders set forth in this Agreement shall continue in full force and effect and shall apply to the Person the equity securities of which are received by such Holders pursuant to such transaction or series of related transactions, in each case, unless otherwise agreed by the holders of a majority of the Registrable Securities. The Corporation agrees that the Corporation shall not enter into any agreement that has the effect set forth in the first clause of the preceding sentence unless such Person agrees to be bound by the foregoing provision. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2    Rights of Third Parties. This Agreement is not intended to confer any right or remedy hereunder upon any Person other than (a) each of the parties hereto and their respective successors and permitted assigns and (b) the indemnified parties referred to in Section 2.8, all of whom are intended to be third party beneficiaries thereof.

3.3    Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL. This Agreement is governed by and will be interpreted and construed in accordance with the laws of the State of Delaware. Any action arising out of or under this Agreement, any other document, instrument or agreement contemplated herein or delivered pursuant hereto, or the transactions contemplated hereby or any of such other documents, instruments or agreements, shall be brought only in the Court of Chancery in New Castle County, Delaware or in the United States District Court for the District of Delaware, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such courts and agrees that venue in Delaware is proper. To the extent permitted by applicable law, final judgment against a party (a certified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of such party hereunder) in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on an unsatisfied judgment or similar proceeding. Each of the parties hereby irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any legal action or proceeding, any defense or any Claim that it is not personally subject to the jurisdiction of the above-named Delaware courts for any reason, including claims that such party may be immune from the above-described legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise), or that such proceeding is brought in an inconvenient or otherwise improper forum or that this Agreement or any of the other aforementioned documents, instruments or agreements, or the subject matter hereof or thereof, may not be enforced in or by such courts, or that the same are governed by the laws of a jurisdiction other than Delaware. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 3.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND SHALL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 3.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

3.4 Counterparts/Electronic Signatures. This Agreement may be

executed in any number of counterparts and/or by electronic means, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

3.5    Headings. The headings and captions in this Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement.

3.6    Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid mail, by electronic mail or by delivery as hereafter provided. Any such notice or other communication, if mailed by prepaid mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the fourth Business Day after the post-marked date thereof, or if sent by electronic mail, shall be deemed to have been received when sent unless the sender receives a “bounce back” or similar indication that the email was not delivered to the recipient, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of change of address shall also be governed by this Section 3.6. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by electronic mail and shall be deemed to have been received in accordance with this Section 3.6. Notices and other communications shall be addressed to the respective addresses set forth herein or, as applicable, to the principal office of the Corporation and to the attention of the general counsel or chief legal officer, in each case, of the Corporation.

if to Caliva, to:

CMG Partners, Inc.

1500 Leigh Ave

San Jose, CA 95125

Attention: Dennis O’Malley

Email: Dennis@gocaliva.com

with copies (which shall not constitute notice) to:

Benesch, Friedlander, Coplan & Aronoff LLP

71 South Whacker Drive

Suite 1600

Chicago, IL 60606

Attention: William E. Doran

Email: wdoran@beneschlaw.com

and

Bennett Jones LLP

3400 One First Canadian Place

Toronto, ON M5X 1A4

Attention:    Curtis Cusinato

Email: cusinatoc@bennettjones.com

If to Sponsor, to:

Subversive Capital Sponsor LLC

135 Grand Street, 2nd Floor

New York, NY 10013

Attention: Leland Hensch

Email: leland@subversivecapital.com

with copies (which shall not constitute notice) to:

Paul Hastings LLP

200 Park Avenue

New York, NY 10166

Attention: Barry A. Brooks

Email: barrybrooks@paulhastings.com

and

Blake, Cassels & Graydon LLP

199 Bay Street

Suite 4000, Commerce Court West

Toronto ON M5L 1A9

Attention: Jeff Glass; Norbert Knutel

Email: jeff.glass@blakes.com

            norbert.knutel@blakes.com

If to LCV to:

Left Coast Ventures, Inc.

975 Corporate Center Parkway, Suite 120

Santa Rosa, CA 95407

Attention: Brett Cummings and Judith Schvimmer

Email: brett@leftcoastventures.us and judith@leftcoastventures.us with copies (which shall not constitute notice) to:

Cooley LLP

1700 Seventh Avenue, Suite 1900

Seattle, WA 98101-1355

Attention: John Robertson and Laura Medina

Email: jrobertson@cooley.com and lmedina@cooley.com

The failure to send or deliver a copy of a notice or other communication to the referred to counsel, as the case may be, shall not invalidate any notice given under this Section 3.6.

3.7    Amendments. This Agreement may be amended, modified, supplemented or restated, and any provisions of this Agreement may be waived, with the approval of the Corporation and the Holders holding two-thirds of the Registrable Securities then outstanding and covered hereby; provided that any such amendment, modification, supplement, restatement or waiver that by its terms adversely affects (other than in any de minimis respects) the rights of a Holder shall not be effective as to such Holder without the consent of such Holder. Except as provided in the immediately preceding sentence, any amendment, termination, or waiver effected in accordance with this Section 3.7 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. The Corporation shall send to each Holder a copy of any amendment, modification, supplement, restatement or waiver to this Agreement.

3.8    Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, the invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so more narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

3.9    Aggregation of Securities. All shares of Registrable Securities held or acquired by Affiliated Transferees or any other member of the applicable Shareholder Group of a Holder shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated Persons may apportion such rights as among themselves in any manner they deem appropriate.

3.10    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties related to such matters. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The parties have not relied and are not relying on any other information, discussion or understanding in entering into this Agreement.

3.11    Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

3.12    No Conflicting or Preferential Rights. The Corporation shall not (a) grant any other Person (i) any registration rights that conflict with or are equal to or more favorable in any respect than the registration rights provided herein to the Initiating Holders or (ii) any piggy-back registration rights that provide for a right to include in any registration or offering any Common Shares or other Securities other than after all Registrable Securities being sold by the Holders, in each case, unless otherwise agreed by the Corporation and Holders holding two-thirds of the Registrable Securities then outstanding or (b) enter into any registration rights agreement with any prospective holder of any Securities which does not expressly provide that the Initiating Holders in this Agreement have priority over such new holders of Securities in any subsequent registration statement. Without limiting the foregoing, if, after the date hereof, the Corporation grants to any such Person any type of registration rights, the Corporation shall cause such Person to comply with the restrictions under Section 2.10 as if such Person was a Holder hereunder.

3.13    Specific Performance. The parties hereto recognize and agree that money damages would be insufficient to compensate the Holders of any Registrable Securities for breaches by the Corporation of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

3.14    Actions and Approvals by the Groups. Whenever this Agreement requires the approval or consent of the CMG Group, the Sponsor Group, or the LCV Group, such requirement shall be deemed to be satisfied if the approval or consent of the Shareholders Representative under the Caliva Agreement, the Sponsor, or the Shareholders Representative under the LCV Agreement, respectively, shall have been obtained (or by such substitute Person notified by such Shareholder to the Corporations in accordance with the terms hereof).

3.15    Exchange Rate. For all purposes under this Agreement, the rate of exchange for conversion of U.S. dollars into foreign currency shall be based on the daily average exchange rate published by the Bank of Canada.

* * * * *

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement on the date specified above.

CORPORATION:

SUBVERSIVE CAPITAL ACQUISITION CORP.

By:	/s/ Leland Hensch
Name: Leland Rensch
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement on the date specified above.

SPONSOR:

SUBVERSIVE CAPITAL SPONSOR LLC

By:	/s/ Michael Aurebach
Name: Michael Auerbach
Title: Managing Member

[Signature Page to Registration Rights Agreement]

HOLDERS:

Brett and Gina Cummings Living Trust dated December 23, 2014

By:	/s/ Brett Cummings
Name: Brett Cummings
Title: CEO

Cummings Spousal Trust Dated December 14, 2018

By:
Name:
Title:

Red Barn Holdco LLC

By:
Name:
Title:

Fireman Capital Partners III LP

By:

Name:
Title:

/s/ Brett Cummings
Brett Cummings

Octavio Boccalandro

[Signature Page to Registration Rights Agreement]

HOLDERS:

Brett and Gina Cummings Living Trust dated December 23, 2014

By:

Name:
Title:

Cummings Spousal Trust Dated December 14, 2018

By:	/s/ Gina Cummings

Name:	Gina Cummings
Title:	Authorized Signatory

Red Barn Holdco LLC

By:

Name:
Title:

Fireman Capital Partners III LP

By:

Name:
Title:

Brett Cummings

Octavio Boccalandro

[Signature Page to Registration Rights Agreement]

HOLDERS:

Brett and Gina Cummings Living Trust dated December 23, 2014

By:

Name:
Title:

Cummings Spousal Trust Dated December 14, 2018

By:

Name:
Title:

Red Barn Holdco LLC

By:	/s/ Russell Kazorek

Name:	Russell Kazorek
Title:	Authorized Signatory

Fireman Capital Partners III LP

By:	/s/ Russell Kazorek

Name:	Russell Kazorek
Title:	Authorized Signatory

Brett Cummings

Octavio Boccalandro

[Signature Page to Registration Rights Agreement]

HOLDERS:

Brett and Gina Cummings Living Trust dated December 23, 2014

By:

Name:
Title:

Cummings Spousal Trust Dated December 14, 2018

By:

Name:
Title:

Red Barn Holdco LLC

By:

Name:
Title:

Fireman Capital Partners III LP

By:

Name:
Title:

Brett Cummings

/s/ Octavio Boccalandro
Octavio Boccalandro

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement on the date specified above.

HOLDERS:

GRHP Investments, LLC

By: GRHP Management, LLC, its sole Manager

By:	/s/ Rich Brown

Name:	Richard I. Brown

Title:	Sole Manager

(Holders’ signatures continued on the subsequent pages)

[Signature Page to Registration Rights Agreement]

HOLDERS:

Greenbell Ventures B, LLC

By:	/s/ Catherine Clay
_ Name: Cathi Clay
Title: Manager

TC California Holdings II, LLC

By:	/s/ Al Foreman
_ Name: Al Foreman
Title: Authorized Signatory

By:	/s/ Sergey Sherman
_ Name: Sergey Sherman
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Layne Alice Marr Family Heritage Trust

By:	/s/ William Marr
Name: William Marr
Title: Trustee

Sammy/Holly Partners, LP

By:	/s/ William George Marr
Name: William George Marr
Title: General Partner

William George Marr Trust Agreement dated October 15 1990

By:	/s/ William George Marr
Name: William George Marr
Title: Trustee

/s/ Dennis R. O’Malley
Dennis R. O’Malley

/s/ Steven J. Allan, Jr.
Steven J. Allan, Jr.

[Signature Page to Registration Rights Agreement]

2656299 Ontario, Inc.

By:
Name:
Title:

AJA Holdings 2013, Inc.

By:
Name:
Title:

Autumn Growth Limited Partnership

By:
Name:
Title:

Autumn Growth SPV Limited Partnership

By:
Name:
Title:

Amazon Preservation Holdings, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Thomas Chapman

SC Branding, LLC

By:
Name:
Title:

SC Vessel 1, LLC

By:
Name:
Title:

ZOL, LLC

By:
Name:
Title:

Maltty, LLC

By:
Name:
Title:

BLI Hoy, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

CSJ California Investment Group, LLC

By:
Name:
Title:

HMM CMG, LLC (f/k/a Nui Ventures LLC)

By:
Name:
Title:

SWC Caliva, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]